UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2012

C. R. Bard, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	001-6926	22-1454160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey		07974
(Address of principal executive offices)		(Zip Code)

(908) 277-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 25, 2012, C. R. Bard, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $500,000,000 aggregate principal amount of 1.375% notes due 2018 (the “Notes”). A copy of the Underwriting Agreement is attached as Exhibit 1.1.

The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-171166) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2010, as supplemented by the final prospectus supplement, dated October 25, 2012 and filed with the SEC on October 26, 2012.

The Notes were issued pursuant to an indenture dated as of December 20, 2010 (the “Base Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee, as supplemented by a first supplemental indenture dated as of December 20, 2010 (the “First Supplemental Indenture”) and a second supplemental indenture dated as of October 30, 2012 (the “Second Supplemental Indenture”). A copy of the Base Indenture and the First Supplemental Indenture have been filed as Exhibit 4.1 and Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on December 20, 2010. A copy of the Second Supplemental Indenture, including the form of the Notes, is attached hereto as Exhibit 4.1.

The above descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Notes in this report are summaries only and are qualified in their entirety by the terms of such agreements and instruments, respectively. Each of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the form of the Notes is incorporated herein by reference into the Registration Statement.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 and Exhibit 5.2 hereto opinions of counsel addressing the validity of the Notes and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 25, 2012, by and among C. R. Bard, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated as of October 30, 2012, between C. R. Bard, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 1.375% Notes due 2018 (included as Exhibit A in Exhibit 4.1).

5.1	Opinion of Weil, Gotshal & Manges LLP.

5.2	Opinion of Drinker Biddle & Reath LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included as part of Exhibit 5.1).

23.2	Consent of Drinker Biddle & Reath LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.

By:	/s/ Richard C. Rosenzweig
Name:	Richard C. Rosenzweig
Title:	Vice President, Law and Assistant Secretary

Date: October 30, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 25, 2012, by and among C. R. Bard, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated as of October 30, 2012, between C. R. Bard, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	Form of 1.375% Notes due 2018 (included as Exhibit A in Exhibit 4.1).

5.1	Opinion of Weil, Gotshal & Manges LLP.

5.2	Opinion of Drinker Biddle & Reath LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included as part of Exhibit 5.1).

23.2	Consent of Drinker Biddle & Reath LLP (included as part of Exhibit 5.2).